SUPPLEMENT TO THE FIDELITY MUNICIPAL MONEY MARKET FUND DECEMBER 20, 1996 PROSPECTUS
The following information replaces similar information found in "How to Buy Shares" on page 14.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT  $5,000
TO ADD TO AN ACCOUNT  $500
Through regular investment plans* $100
MINIMUM BALANCE $2,000
* FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO THE "INVESTOR SERVICES" SECTION ON PAGE 18.
These minimums may vary for investments through Fidelity Portfolio Advisory Services. Refer to the program materials for details.
The following information replaces similar information found in "Transaction Details" on page 21.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets in Fidelity funds exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.